Exhibit 99.1

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268

           COMPARATIVE BALANCE SHEET

                                                          Schedule
                                                           Amount
           ASSETS                                       July 24, 2000   September 30, 2001    October 31, 2001    November 30, 2001
                                                        -------------   ------------------    ----------------    -----------------
         1 UNRESTRICTED CASH                            $     745,751   $       10,442,581    $      9,079,535    $       8,348,680
         2 RESTRICTED CASH                                    414,160                  -                   -                    -
                                                        -------------   ------------------    ----------------    -----------------
         3   TOTAL CASH                                     1,159,911           10,442,581           9,079,535            8,348,680
         4 ACCOUNTS RECEIVABLE (NET)                          659,117                  -                   -                    -
         5 INVENTORY                                           44,647                  -                   -                    -
         6 NOTES RECEIVABLE FROM AIT(USA), INC., (NET)            -              5,666,853           5,666,853            5,666,853
         7 PREPAID EXPENSES                                   362,117              203,053             200,283              197,512
         8 OTHER                                            9,645,433           11,049,371          11,049,371           11,049,371
                                                        -------------   ------------------    ----------------    -----------------
         9   TOTAL CURRENT ASSETS                          11,871,224           27,361,858          25,996,042           25,262,415
                                                        -------------   ------------------    ----------------    -----------------
        10 PROPERTY, PLANT & EQUIPMENT                     10,084,459                  -                   -                    -
        11 LESS:ACCUMULATED DEPRECIATION                   (8,463,070)                 -                   -                    -
                                                        -------------   ------------------    ----------------    -----------------
        12   NET PROPERTY , PLANT & EQUIPMENT               1,621,389                  -                   -                    -
        13 DUE FROM INSIDERS
        14 OTHER ASSETS-NET OF AMORTIZATION                 2,520,898            1,001,280           1,001,280            1,001,280
        15 OTHER                                              182,666                  -                   -                    -
                                                        -------------   ------------------    ----------------    -----------------
        16   TOTAL ASSETS                               $  16,196,176   $       28,363,138    $     26,997,322    $      26,263,695
                                                        =============   ==================    ================    =================

           LIABILITIES & STOCKHOLDERS EQUITY

           POSTPETITION LIABILITIES
        17 ACCOUNTS PAYABLE                             $         -     $        1,364,974    $      1,294,344    $         618,665
        18 TAXES PAYABLE                                       (7,448)             178,280             178,863              178,863
        19 NOTES PAYABLE                                          -                    -                   -                    -
        20 PROFESSIONAL FEES                                      -                    -                   -                    -
        21 SECURED DEBT                                           -                    -                   -                    -
           DEFERRED  REVENUES                               3,440,007               34,996              34,996               34,996
        22 OTHER                                                  -              1,917,916             811,696              791,936
                                                        -------------   ------------------    ----------------    -----------------
        23   TOTAL POST PETITION LIABILTIES                 3,432,559            3,496,166           2,319,899            1,624,460
                                                        -------------   ------------------    ----------------    -----------------
           PREPETITION LIABILITIES

        24 SECURED DEBT                                       133,261                  -                   -                    -
           TAXES PAYABLE                                      313,353              271,150             271,150              271,150
        25 PRIORITY DEBT                                           -                   -                   -                    -
        26 UNSECURED DEBT                                   3,470,818            3,440,201           3,297,216            3,297,216
        27 OTHER                                              945,205              244,889             244,889              244,889
                                                        -------------   ------------------    ----------------    -----------------
        28   TOTAL PREPETITION LIABILITIES                  4,862,637            3,956,240           3,813,255            3,813,255
                                                        -------------   ------------------    ----------------    -----------------
        29   TOTAL LIABILITIES                              8,295,196            7,452,406           6,133,154            5,437,715
                                                        -------------   ------------------    ----------------    -----------------
           EQUITY

        30 PREPETITION OWNERS EQUITY                        7,900,980            7,900,980           7,900,981            7,900,981
        31 POSTPETITION CUMULATIVE PROFIT                         -             13,099,405          13,052,841           13,014,653
           FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                            (89,654)            (89,654)             (89,654)
        32 DIRECT CHARGES TO EQUITY                               -                    -                   -                    -
                                                        -------------   ------------------    ----------------    -----------------
        33   TOTAL EQUITY                                   7,900,980           20,910,731          20,864,168           20,825,980
                                                        -------------   ------------------    ----------------    -----------------
        34   TOTAL LIABILITIES & OWNERS EQUITY          $  16,196,176   $       28,363,138    $     26,997,322    $      26,263,695
                                                        =============   ==================    ================    =================

                                                                                       -                   -                    -

NAME :     INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER :00-33268

           SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                           Schedule
                                                            Amount              Month              Month             Month
                                                         July 24, 2000    September 30, 2001  October 31, 2001  November 30, 2001
                                                         -------------    ------------------  ----------------  -----------------
#8         OTHER ASSETS
           ------------
           DUE FROM SUBSIDIARY-FRANCE                    $   (340,671)    $         (210,010) $       (210,010) $       (210,010)
           DUE FROM SUBSIDIARY-AUSTRALIA                      374,203                380,444           380,444           380,444
           DUE FROM SUBSIDIARY-UNITED KINGDOM               9,249,494             10,484,648        10,484,648        10,484,648
           DUE FROM SUBSIDIARY-GERMANY                        362,407                394,289           394,289           394,289
                                                         ------------------------------------------------------------------------
                                                         $  9,645,433     $       11,049,371  $     11,049,371  $     11,049,371
                                                         ========================================================================

#14        OTHER ASSETS-NET OF AMORTIZATION
           --------------------------------
           GOODWILL                                           168,322                    -                 -                 -
           PURCHASED RESEARCH & DEVELOPMENT                   308,937                    -                 -                 -
           DEPOSITS                                            81,576                 18,280            18,280            18,280
           INVESTMENT IN IMA, UK LTD.                         233,000                233,000           233,000           233,000
           INVESTMENT IN MITSUCON TECNOLOGIA SA             1,729,063  (1)           750,000           750,000           750,000
                                                         ------------------------------------------------------------------------
                                                         $  2,520,898     $        1,001,280  $      1,001,280  $      1,001,280
                                                         ========================================================================

#15        OTHER-ASSETS
           ------------
           NOTE RECEIVABLE-MITSUCON TECNOLOGIA SA        $    182,666     $              -    $            -    $            -
                                                         ========================================================================

           PREPETITION TAXES PAYABLE
           GENERAL INCOME TAX RESERVE                    $    167,188     $          128,737  $        128,737  $        128,737
           GENERAL SALES TAX RESERVE                          146,165                142,413           142,413           142,413
                                                         ------------------------------------------------------------------------
                                                         $    313,353     $          271,150  $        271,150  $        271,150
                                                         ========================================================================


#22        POST PETITION - OTHER LIABILITIES
           ---------------------------------
           ACCRUED COMPENSATION                          $        -       $        1,872,440  $        716,759  $        716,759
           ACCRUED RENT                                           -                      -                 -                -
           ACCRUED EXPENSES                                       -                   45,476            94,937            75,177
                                                         ------------------------------------------------------------------------
                                                         $        -       $        1,917,916  $        811,696  $        791,936
                                                         ========================================================================

#27        PRE PETITION - OTHER LIABILITIES
           --------------------------------
           ACCRUED  COMPENSATION                              383,852                    -                 -                 -
           ACCRUED EXPENSES                                   172,748                    -                 -                 -
           ACCRUED RENT                                       251,590                107,889           107,889           107,889
           ACCRUED INTEREST                                   137,015                137,000           137,000           137,000
                                                         ------------------------------------------------------------------------
                                                         $    945,205     $          244,889  $        244,889 $         244,889
                                                         ========================================================================


           Note 1- The company recorded a $979,063 unrealized loss on its investment in Mitsucon Tecnologia SA.